Exhibit 10.5

Manhattan Transfer Registrar Company

531 Cardens Court, Erie, CO 80516-3636 631-928-7655 dcarlo@mtrco.com

A - A La Carte, Inc.

Shareholders with Certificate Detail

Active Certificates Common Stock through 06/28/17

06/28/2017 12:52 pm Page 1 of 3

Name/Address	Shares	Certificate	Issued	Active Shares
Joseph Alu 29413 N. 56th Street CAVE CREEK, AZ 85331
	10,000	BK- 27 BkEntry	12/19/16	10,000
Christopher Battilana 12018 West Villa Hermosa Ln SUN CITY, AZ 85373
	10,000	BK- 24 BkEntry	12/19/16	10,000
Josh Boender 2625 49th Ave SW SEATTLE, WA 98116
	30,000	BK- 12 BkEntry	12/19/16	30,000
JIM CASSIDY 42211 N 41st Drive A105 PHOENIX, AZ 85086
	100,000	BK- 40 BkEntry	12/19/16	100,000
Alex Cleanthous 2421 E 45th SPOKANE, WA 99203
	10,000	BK- 26 BkEntry	12/19/16	10,000
Nathan Deason 42002 N. Celebration Ct. ANTHEM, AZ 85086
	10,000	BK- 11 BkEntry	12/19/16	10,000
Lynnea Degraves 15995 West Washington St. GOODYEAR, AZ 85338
	10,000	BK- 28 BkEntry	12/19/16	10,000
william Fourt 3657 West Eastman Ct. ANTHEM, AZ 85086
	10,000	BK- 32 BkEntry	12/19/16	10,000
Jammin Fraga 442 W. Kenai Dr. NEW RIVER, AZ 85087
	10,000	BK- 17 BkEntry	12/19/16	10,000
Meagen Gardner 450 West 4th South Apt. #140 REXBURG, ID 83440
	10,000	BK- 7 BkEntry	12/19/16	10,000
Geoff Hartway 14821 228th Ave SE MONROE, WA 98072
	50,000	BK- 2 BkEntry	12/19/16	50,000
Andrew Hicks 2209 F St. BELLINGHAM, WA 98225
	10,000	BK- 35 BkEntry	12/19/16	10,000
Thomas Hill 2901 W. Owens Way ANTHEM, AZ 85086
	50,000	BK- 4 BkEntry	12/19/16	50,000
Daniel House 9919 180th Way SW ROCHESTER, WA 98579
	10,000	BK- 13 BkEntry	12/19/16	10,000
Scott Johnson 41932 N. HarbourTown Court ANTHEM, AZ 85086

Manhattan Transfer Registrar Company

531 Cardens Court, Erie, CO 80516-3636 631-928-7655 dcarlo@mtrco.com

A - A La Carte, Inc.

Shareholders with Certificate Detail

Active Certificates Common Stock through 06/28/17

06/28/2017 12:52 pm Page 2 of 3

Name/Address	Shares	Certificate	Issued	Active Shares
	10,000	BK- 16 BkEntry	12/19/16	10,000
Joseph Lord 28439 North 46th Pl CAVE CREEK, AZ 85331
	10,000	BK- 31 BkEntry	12/19/16	10,000
Alfredo Lozano 3634 W. Aidan Lane ANTHEM, AZ 85086
	10,000	BK- 15 BkEntry	12/19/16	10,000
JIM MCKILLOP 2355 Westwood Blvd 88 Los Angeles, CA 90064
	100,000	BK- 41 BkEntry	12/19/16	100,000
David L. Meyers 3616 West Links Dr. Anthem, AZ 85086
	10,000	BK- 36 BkEntry	12/19/16	10,000
	5,000,000	BK- 37 BkEntry	12/19/16	5,000,000
Total Active Shares for Stock Class BK				5,010,000
Keri Meyers 3616 West Links Dr. ANTHEM, AZ 85086
	50,000	BK- 6 BkEntry	12/19/16	50,000
Marilyn Meyers 902 Butternut Rd. GRANDVIEW, WA 98930
	10,000	BK- 10 BkEntry	12/19/16	10,000
Mathew Meyers 1605 Jadwin Ave RICHLAND, WA 99354
	10,000	BK- 25 BkEntry	12/19/16	10,000
Michael Meyers 818 Camas Pl MOSES LAKE, WA 98837
	10,000	BK- 29 BkEntry	12/19/16	10,000
Sarah Meyers 200 Kenyon Lane SELAH, WA 98942
	10,000	BK- 20 BkEntry	12/19/16	10,000
Travis Meyers 200 Kenyon Lane SELAH, WA 98942
	10,000	BK- 18 BkEntry	12/19/16	10,000
Matthew Morello 14033 277th Pl NE, DUVALL, WA 98019
	180,000	BK- 33 BkEntry	12/19/16	180,000
Marshall Mougine 10117 Marine View Dr. MUKILTEO, WA 98275
	180,000	BK- 34 BkEntry	12/19/16	180,000
Jonathan Pitts 86 River Circle SANTA ROSA BEACH, FL 32459
	50,000	BK- 3 BkEntry	12/19/16	50,000
Robert Roppo 1902 North Walnut Street Apt 2J ELLENSBURG, WA 98926

Manhattan Transfer Registrar Company

531 Cardens Court, Erie, CO 80516-3636 631-928-7655 dcarlo@mtrco.com

A - A La Carte, Inc.

Shareholders with Certificate Detail

Active Certificates Common Stock through 06/28/17

06/28/2017 12:52 pm Page 3 of 3

Name/Address	Shares	Certificate	Issued	Active Shares
	10,000	BK- 21 BkEntry	12/19/16	10,000
Ryan Sample 4923 West Silva Dr. PHOENIX, AZ 85087
	10,000	BK- 14 BkEntry	12/19/16	10,000
BRANTON SHERMAN 20133 SE 206th St. MAPLE VALLEY, WA 98038
	339,800	BK- 39 BkEntry	12/19/16	339,800
RICHARD SHERMAN 20133 SE 206th St. MAPLE VALLEY, WA 98038
	339,800	BK- 38 BkEntry	12/19/16	339,800
Michele Shuck 36408 N. Black Canyon Hwy #516 PHOENIX, AZ 85086
	10,000	BK- 5 BkEntry	12/19/16	10,000
Ronald Shuck 36408 N. Black Canyon Hwy #516 PHOENIX, AZ 85086
	10,000	BK- 9 BkEntry	12/19/16	10,000
Zachary Skogen 48012 N. 27th Ave. NEW RIVER, AZ 85087
	10,000	BK- 8 BkEntry	12/19/16	10,000
Tanner Tobin 18212 N 1239 PRNW PROSSER, WA 99350
	50,000	BK- 1 BkEntry	12/19/16	50,000
Nic Tomei 24131 75th Ave SE WOODINVILLE, WA 98072
	10,000	BK- 30 BkEntry	12/19/16	10,000
Freyja Touchette 7725 16th Ave NE SEATTLE, WA 98115
	10,000	BK- 22 BkEntry	12/19/16	10,000
Justin Touchette 7725 16th Ave NE SEATTLE, WA 98115
	10,000	BK- 23 BkEntry	12/19/16	10,000
Jeremy Welch 14435 SE 19th Pl. BELLEVUE, WA 98007
	10,000	BK- 19 BkEntry	12/19/16	10,000
Total Outstanding shares in 41 certificates:				6,799,600
Total Restricted Shares in 0 certificates:				0
Total Non Restricted shares in 41 certificates:				6,799,600
Total Active shareholders:				40

Grand Total by Class:

BK				6,799,600